UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 20, 2004

IMC GLOBAL INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9759	36-3492467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road Suite 300 Lake Forest, Illinois	60045
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 739-1200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On October 20, 2004, IMC Global Inc. (“IMC”) entered into amendments to the executive severance agreements and key manager severance agreements of certain officers of IMC, as described below.  The following descriptions of the amendments are qualified in their entirety by reference to the full text of such amendments, copies of which are filed as exhibits hereto and are incorporated by reference herein.

The executive severance agreements between IMC and each of J. Reid Porter, IMC’s Executive Vice President and Chief Financial Officer, Mary Ann Hynes, IMC’s Senior Vice President and General Counsel, C. Steven Hoffman, IMC’s President, Sales and Marketing, and Stephen P. Malia, IMC’s Senior Vice President, Human Resources, were each amended to prohibit, for three years following termination (as defined in such agreements), the solicitation by such executive of any employee or agent of IMC on behalf of any business that is not affiliated with IMC (whether or not such business is in competition with IMC).

The key manager severance agreement between IMC and E. Paul Dunn, Jr., IMC’s Vice President Finance and Treasurer, was amended to include a three-year prohibition against solicitation of agents and employees following termination (as defined in such agreement) similar to that described in the previous paragraph and to extend the term of an existing prohibition against solicitation of customers from one year following termination to three years following termination.  The key manager severance agreement between IMC and Robert M. Qualls, IMC’s Vice President and Controller, was amended to include a two-year prohibition against solicitation of agents and employees following termination (as defined in such agreement) similar to that described in the previous paragraph, to extend the term of an existing prohibition against solicitation of customers from one year to two years following termination and to extend the period after termination that Mr. Qualls may exercise stock options from one year to two years.  In addition, Mr. Qualls’ key manager severance agreement was amended to clarify ambiguities with respect to prior amendments relating to Mr. Qualls’ lump sum severance payment and the continuation of Mr. Qualls’ benefits after termination.

Item 9.01.     Financial Statements and Exhibits.

(c)  Exhibits.

The Exhibits to this Report are listed in the Exhibit Index hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMC GLOBAL INC.

	By:	/s/ J. Reid Porter
		Name:	J. Reid Porter
		Title:	Executive Vice President and Chief Financial Officer

Date: October 20, 2004

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Amendment to Executive Severance Agreement, dated as of October 20, 2004, between IMC Global Inc. and J. Reid Porter

10.2	Amendment to Executive Severance Agreement, dated as of October 20, 2004, between IMC Global Inc. and C. Steven Hoffman

10.3	Amendment to Executive Severance Agreement, dated as of October 20, 2004, between IMC Global Inc. and Mary Ann Hynes

10.4	Amendment to Executive Severance Agreement, dated as of October 20, 2004, between IMC Global Inc. and Stephen P. Malia

10.5	Amendment to Key Manager Severance Agreement, dated as of October 20, 2004, between IMC Global Inc. and E. Paul Dunn, Jr.

10.6	Amendment to Key Manager Severance Agreement, dated as of October 20, 2004, between IMC Global Inc. and Robert M. Qualls